Exhibit 10.3

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of September 15, 2012, by and between OXFORD FINANCE LLC (successor in interest to Oxford Finance Corporation; in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders a party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”) and COMPLETE GENOMICS, INC., a Delaware corporation (“Borrower”).

RECITALS

A. Collateral Agent, Lender and Borrower have entered into that certain Loan and Security Agreement dated as of March 25, 2011 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 22, 2011 and that certain Second Amendment to Loan and Security Agreement dated as of February 28, 2012, as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Collateral Agent and Lender amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Borrower, Collateral Agent and Lender have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.13 (Financial Covenant). A new Section 6.13 hereby is added to the Loan Agreement to read as follows:

“6.13 Financial Covenant. From and after Borrower’s incurrence of any Indebtedness from BGI-HONGKONG CO., LIMITED pursuant to the terms of that certain $30,000,000 Convertible Subordinated Promissory Note by Borrower in favor of BGI-HONGKONG CO., LIMITED dated as of September 15, 2012, Borrower shall maintain a Liquidity Ratio of not less than 0.90 to 1.00 at all times.”

2.2 Section 13.1 (Definitions). The following term and its respective definition hereby is added to Section 13.1 of the Loan Agreement as follows:

“Liquidity Ratio” means a ratio of (i) Borrower’s unrestricted cash and Cash Equivalents to (ii) the aggregate amount of Borrower’s Obligations to Collateral Agent and Lenders plus the Atel Indebtedness.

2.3 Exhibit C attached to the Loan Agreement hereby is replaced with Exhibit C attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Collateral Agent and Lender to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lender as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except as previously disclosed in writing to Lender and except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b), no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Collateral Agent and Lender on the Effective Date, or thereafter are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Collateral Agent and Lender of this Amendment by each party hereto; (ii) the due execution and delivery to Collateral Agent of updated Borrowing Resolutions, in substantially the form attached hereto as Annex I; (iii) the due execution and delivery of a subordination agreement entered into by BGI-HONGKONG CO., LIMITED in favor of, and in form and substance satisfactory to, Collateral Agent; (iv) copies of all documents, instruments, certificates and/or agreements necessary to, related to, or executed in connection with, Borrower’s Indebtedness to BGI-HONGKONG CO., LIMITED, and (v) Borrower’s payment of all Lender’s Expenses incurred through the date of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT:		BORROWER:

OXFORD FINANCE LLC		COMPLETE GENOMICS, INC.

By:	/s/ Mark Davis	By:	/s/ Clifford A. Reid
Name:	Mark Davis	Name:	Clifford A. Reid
Title:	VP - Finance, Secretary & Treasurer	Title:	Chief Executive Officer

LENDER:

OXFORD FINANCE FUNDING TRUST 2012-01 By: Oxford Finance LLC, as servicer

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	VP- Finance, Secretary & Treasurer

[Signature Page to Third Amendment to Loan and Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO: OXFORD FINANCE CORPORATION, as Collateral Agent	Date: ________
FROM: COMPLETE GENOMICS, INC., as Borrower

The undersigned authorized officer of Complete Genomics, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Lender. Attached are the required documents supporting the certification. The undersigned certifies, in the capacity as an officer of the Borrower, that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges, in the capacity as an officer of the Borrower, that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly Financial Statements	Monthly within 30 days	Yes	No
Compliance Certificate
Audited Financial Statements	Annually within 90 days after FYE	Yes	No
Board Approved Projections	Annually within 45 days after FYE	Yes	No
Financial Covenant	Required	Complies
Liquidity Ratio	0.90:1.00	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

LENDER USE ONLY

COMPLETE GENOMICS, INC.	Received by: __________________________
AUTHORIZED SIGNER

By: ____________________________________	Date: _______________________________

Name: __________________________________

Title: ___________________________________	Verified: ______________________________
AUTHORIZED SIGNER

Date: _______________________________

Compliance Status: Yes No

ANNEX I

CORPORATE BORROWING CERTIFICATE

BORROWER:	COMPLETE GENOMICS, INC.	DATE: September __, 2012
COLLATERAL	OXFORD FINANCE LLC
AGENT:
LENDER:	OXFORD FINANCE FUNDING TRUST 2012-01

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

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☐

☐

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RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from the Lenders.

Execute Loan Documents. Execute any loan documents any Lender requires.

Grant Security. Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set

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forth above.

By:
Name:
Title: